Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

A Series of Asset Management Fund

Supplement dated July 2, 2018

to the Prospectus dated February 28, 2018, as amended May 31, 2018

All references in the prospectus to Jonathan Marmolejos are removed.

Robert C. Jones and Ana I. Galliano will continue to serve as portfolio managers, responsible for the day-to-day investment decisions to the Fund.

Accordingly, the Fund’s prospectus is supplemented as set forth below:

The second paragraph under “Management” on page 5 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers of the Adviser responsible for the day-to-day management of the Fund’s investments are Robert C. Jones, Senior Portfolio Manager, and Ana I. Galliano, Portfolio Manager. Mr. Jones and Ms. Galliano have managed the Fund since 2016.

The second and third paragraphs under “Investment Adviser” on page 25 of the prospectus is deleted in its entirety and replaced with the following:

For the Large Cap Equity Fund, the Adviser has entered into a dual employee agreement with System Two Advisors (“S2”) to retain the services of Robert C. Jones and Ana I. Galliano as portfolio managers for the Large Cap Equity Fund and has licensed investment models, analytics and other tools from S2. The Adviser, not the Large Cap Equity Fund, is responsible for paying the licensing fees to S2. As employees of the Adviser, Mr. Jones and Ms. Galliano are subject to the oversight of the Adviser and its compliance policies and procedures.

In addition to the Large Cap Equity Fund, Mr. Jones and Ms. Galliano may manage other similar accounts at S2. They also receive compensation as S2 employees. This may cause potential conflicts of interest for Mr. Jones and Ms. Galliano. The Adviser believes that these potential conflicts are mitigated by the Large Cap Equity Fund’s investments primarily in large, liquid stocks, the use of investment models in managing the Fund and other accounts and the Adviser’s oversight of Mr. Jones’ and Ms. Galliano’s management of the Large Cap Equity Fund.

The first paragraph under the “Portfolio Managers” section on page 26 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio are Robert C. Jones and Ana I. Galliano. The portfolio managers manage the Large Cap Equity Fund’s investments as a team.

The fourth paragraph under the “Portfolio Managers” section on page 27 of the prospectus is deleted in its entirety.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road, Suite 210

Gahanna, Ohio 43230